UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 7, 2010
TRANS1 INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33744	33-0909022
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
411 Landmark Drive
Wilmington, NC 28412-6303
(Address of principal executive offices)
(Zip Code)
(910) 332-1700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On January 7, 2010, TranS1 Inc. (the “Company”) issued a press release to report its preliminary financial results for the fourth fiscal quarter ended December 31, 2009. The release is furnished herewith as Exhibit 99.1 and incorporated herein by this reference.
     Also on January 7, 2010, following the issuance of the press release referred to above, the Company conducted a conference call to discuss its preliminary financial results for the fourth fiscal quarter ended December 31, 2009. A copy of the transcript of the conference call is furnished herewith as Exhibit 99.2 and incorporated herein by this reference.
     The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, are being furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Also on January 7, 2010, the Company issued a press release announcing the appointment of Kenneth Reali as President and Chief Operating Officer of the Company. Mr. Reali’s appointment is effective as of January 11, 2010.
     Mr. Reali, age 44, has over 20 years of general management, sales and marketing experience with leading medical device and orthopedic companies. Mr. Reali joined the Company from Smith & Nephew where he spent five years in various senior marketing, sales and product development positions, including most recently as Senior Vice President and General Manager of the Biologics and Spine Business. Prior to joining Smith & Nephew, Mr. Reali held senior marketing, sales and product development positions at Stryker for seven years. Prior to joining Stryker, Mr. Reali worked as a territory and product manager at BioMet for eight years. Mr. Reali received a B.S. degree in Business from Valparaiso University.
     Effective with his appointment, Mr. Reali will receive $340,000 in annual base compensation, an annual bonus of up to fifty percent of Mr. Reali’s annual base salary (depending on the achievement of certain Company and individual goals to be determined by the Board of Directors from time to time), and stock options to purchase 300,000 shares of the Company’s common stock, subject to Board approval. The stock options will vest over four years, subject to accelerated vesting in the event of a change of control of the Company as a result of which Mr. Reali is terminated in connection with the change of control or within twelve months thereafter. In addition, Mr. Reali will receive a $115,000 signing bonus on March 1, 2010, subject to an increase of up to an additional $50,000 for certain reimbursement and relocation expenses.
     The above summary does not purport to be complete and is qualified in its entirety by reference to the offer letter executed by the Company and Mr. Reali on December 11, 2009, which is attached as Exhibit 10.1 to this Current Report and incorporated herein by this reference. A copy of the press release announcing Mr. Reali’s appointment is also filed herewith as Exhibit 99.3 and incorporated herein by this reference.
Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit Number	Description

10.1	Offer Letter, dated December 11, 2009, between TranS1 Inc. and Kenneth Reali.

99.1	Press release, dated January 7, 2010.

99.2	Conference call transcript, dated January 7, 2010.

99.3	Press release, dated January 7, 2010.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANS1 INC.
January 12, 2010	By:	/s/ Michael Luetkemeyer
Michael Luetkemeyer
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Offer Letter, dated December 11, 2009, between TranS1 Inc. and Kenneth Reali.

99.1	Press release, dated January 7, 2010.

99.2	Conference call transcript, dated January 7, 2010.

99.3	Press release, dated January 7, 2010.